Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) dated as of __________________, 2008 between CHINA INDUSTRIAL WASTE MANAGEMENT, INC., a Nevada corporation having its principal offices at No. 1 Huaihe West Road. E-T-D Zone, Dalian, China, 116600 (the “Company”) and the SUBSCRIBER (“Subscriber”) whose name and address are set forth on the Signature Page to this Agreement.

WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company is offering (the “Offering”) up to 55 units (the “Units”) to a limited number of individuals or entities who qualify as “accredited investors” as defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or non-US Persons as defined in Rule 902 of Regulation S promulgated under the Securities Act (collectively, the “Investors”), at a price per unit equal to $60,000 (the “Unit Price”). Each Unit consists of (a) 20,000 shares (collectively, the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), (b) one class A warrant (collectively, the “Class A Warrants”) to purchase 10,000 shares of Common Stock until September 30, 2011, at an exercise price of $3.50 per share, subject to adjustment and (c) one class B warrant (collectively, the “Class B Warrants”) to purchase 10,000 shares of Common Stock until September 30, 2011, at an exercise price of $4.50 per share. The Class A Warrants and Class B Warrants are collectively referred to as the “Warrants” and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to as the “Warrant Shares.” The Units, Shares, Warrants and Warrant Shares are sometimes hereinafter referred to as the “Securities.”

The Company is offering the Units through Newbridge Securities Corporation, as placement agent (the “Placement Agent”), on an “all-or-none” basis with respect to 34 Units ($2,040,000) and, thereafter, on a “best efforts” basis until all of the Units are sold ($3,300,000) or the Offering period terminates, whichever occurs first. The Company reserves the right to increase the size of the Offering by an additional 11 Units without notice to subscribers or investors. The Offering of Units is more fully described in the Company’s Confidential Term Sheet dated August 22, 2008 (the “Term Sheet”).

WHEREAS, Subscriber (who, together with all other subscribers to Units in the Offering, are collectively referred to as “Subscribers”) desires to acquire the aggregate number of Units set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1. Subscription for Units. On the terms and subject to the conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, that number of Units as is set forth on the signature page hereof, for the purchase price indicated (the “Purchase Price”). The Purchase Price is payable by check made payable to “US Bank National Association/China Industrial Waste Management, Inc.” contemporaneously with the execution and delivery of this Subscription Agreement to the Company or by wire transfer to the following coordinates:

RBK:	U.S. Bank National Association
ABA:	091000022
BNF:	U.S. Bank Trust N.A.
A/C:	180121167365
Attn:	TFM - Scott Kjar
Ref:	China Industrial Waste Management, Inc. Escrow Account #128403000

Promptly following a closing at which all or part of Subscriber’s subscription is accepted, a stock certificate and certificates evidencing the Class A Warrants and Class B Warrants will be delivered by the Company to Subscriber.

Section 2.  Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company that:

2.1 Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Securities; (iii) an investor may not be able to readily liquidate its investment; (iv) transferability of the Securities is limited; and (v) Subscriber could sustain the loss of its entire investment.

2.2 Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or a non US-Person as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and Subscriber is able to bear the economic risk of an investment in the Securities. In addition, Subscriber has such knowledge and experience in business and financial matters, including prior investments in non-listed and non-registered securities, as is necessary in order to evaluate the merits and risks of its investment in the Units.

2.3 Subscriber has received and has carefully read and considered the Term Sheet, including, without limitation, the information set forth under “Risk Factors” and the sections of the Term Sheet describing the terms of the Offering. In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, employees or representatives, except information set forth in this Agreement, the Term Sheet or information that is obtained from the Company in order to verify such information. Subscriber has been afforded the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the Offering and to obtain such additional information as Subscriber deemed necessary in order to evaluate its investment in the Units.

2.4 Subscriber understands that its purchase of the Securities may have tax consequences and that Subscriber must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Subscriber has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and Subscriber confirms that it has been afforded the opportunity to consult with Subscriber’s business, tax and/or legal counsel in making such decision and has availed itself of that opportunity to the extent deemed advisable by Subscriber.

2.5 Subscriber acknowledges that the Offering has not been reviewed, endorsed or approved by the United States Securities and Exchange Commission (the “SEC”) and that the Units are being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder or Regulation S under the Securities Act, and without registration under any state securities laws. Subscriber understands that a legend may be affixed to each certificate evidencing any of the Securities to the effect that the Securities have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

2.6 Subscriber is purchasing the Units for its own account for investment purposes only and not with a view to or for sale in connection with, or for purposes of, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

2.7 Subscriber understands that the Company reserves the right to reject or limit any subscription in its sole discretion and, subject to any minimum offering requirements, to hold one or more closings of the Offering at any time. Subscriber further understands that the Company shall not have any obligation to sell any Units in any jurisdiction in which the sale of Units would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8 Subscriber’s address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

2.9 Subscriber is not subscribing for the Units as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

2.10  Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations hereunder. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law. The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

2.11  There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

2.12 The execution, delivery and performance of this Subscription Agreement by Subscriber will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or on the Securities.

2.13 No consent from any other person is required in order for Subscriber to execute this Agreement and perform its obligations hereunder, or such consent has been obtained and a copy has been provided to the Company.

2.14 Subscriber understands that the Company intends to pay compensation in connection with the sale of the Units to the extent described in the Term Sheet.

2.15 Subscriber has (i) not distributed or reproduced the Term Sheet, in whole or in part, at any time, without the prior written consent of the Company, and (ii) kept confidential the existence of the Offering, the Term Sheet and the information contained therein or made available in connection with any further investigation of the Company.

2.16 Subscriber does not have any agreement or understanding with the Company with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

2.17 Subscriber’s representations and warranties contained in this Subscription Agreement and the Confidential Purchaser Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact. Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the Offering and sale of the Units is exempt from registration under the Securities Act and state securities laws.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber that:

3.1 The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the power and authority to conduct the business which it conducts and proposes to conduct. Each “subsidiary” as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Commission under the Exchange Act (“Subsidiary”) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, reasonably be expected to result in a material and adverse effect on (i) the legality, validity or enforceability of any Transaction Document (defined below), (ii) the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) the Company’s ability to perform on a timely basis its obligations under any Transaction Document (“Material Adverse Effect”).

3.2 The Company’s execution, delivery and performance of this Agreement, the Warrants, the Bank Escrow Agreement and any other agreements executed and delivered by the Company pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

3.3 No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any other person is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

3.4 Assuming the representations and warranties of Subscriber in this Agreement are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and the other Transaction Documents will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject; except the violation, conflict, breach, or default of which would not reasonably be expected to have a Material Adverse Effect; or
(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company.

3.5 The Securities have been duly authorized and, when issued in accordance with the term of this Agreement and upon payment of the agreed upon consideration therefore:

(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) will be, duly and validly issued, fully paid and non-assessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) will not result in a violation of Section 5 under the Securities Act.

The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and Warrant Shares.

3.6 The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to Subscriber.

3.7 The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or directed selling efforts (within the meaning of Regulation S under the Securities Act) in connection with the offer or sale of the Securities.

3.8 The Company files annual, quarterly and current reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has filed all reports required to be filed by it under the Exchange Act. As of their respective dates, such reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder except to the extent that the Company filed amendments to such reports in which event, the SEC Reports, as amended (the “SEC Reports”), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The SEC Reports do not misrepresent a material fact, omit to state a material fact or omit to state any fact necessary to make the statements therein, under the light in which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

3.9 Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (direct, indirect, contingent, or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any Company or Subsidiary officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

3.10 Additional Representations.

(a) Litigation. There is no action, suit or legal proceeding (“Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(b) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance would not reasonably be expected to result in a Material Adverse Effect.

(c) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate United States and PRC federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(d) Title to Assets. The Company and the Subsidiaries have valid land use rights for all real property that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, charges, encumbrances or security interests (“Liens”), except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(f) Internal Accounting Controls. Except as otherwise disclosed in the SEC Reports, (i) the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (ii) the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared, (iii) the Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”), (iv) the Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date, and (v) since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as would be required to be disclosed under Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(g) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(h) Certain Fees. Except for the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(i) Certain Registration Matters. Except as contemplated by the Transaction Documents, the Company has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(j) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any market on which the Company’s securities are listed (each, a “Trading Market”) to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market. The issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Shares contemplated by Transaction Documents.

(k) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l) Application of Takeover Protections. Assuming that Investor has not heretofore acquired beneficial ownership of any securities of the Company that would trigger the application of any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation (each, a “Control Provision”), the Company has taken all necessary action, if any, in order to render inapplicable any such Control Provision that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Subscriber’s ownership of the Shares.

(m) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(n) Consultation with Auditors. The Company has consulted its independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents, and in connection therewith has furnished such auditors complete copies of the Transaction Documents.

(o) Foreign Corrupt Practices Act. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of any of the Company or any Subsidiary, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Shares, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(p) Money Laundering Laws. The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(q) Additional PRC Representations and Warranties.

(i) All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of the Company and the Subsidiaries have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.

(ii) All filings and registrations with the PRC governmental authorities required in respect of the Company and the Subsidiaries and their operations including, without limitation, the registration with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations, except where, the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(iii) The Company and the Subsidiaries have complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental authorities. There are no outstanding rights of, or commitments made by the Company or any Subsidiary to sell any of their respective equity interests.

(iv) Neither the Company nor any Subsidiary is in receipt of any letter or notice from any relevant PRC governmental authority notifying it of the revocation, or otherwise questioning the validity, of any licenses or qualifications issued to it or any subsidy granted to it by any PRC governmental authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by the Company or such Subsidiary, except such revocation as does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(v) The Company and the Subsidiaries have conducted their respective business activities within their permitted scope of business or have otherwise operated their respective businesses in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect. As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of the Company or any Subsidiaries’ business which is subject to periodic renewal, neither the Company nor such Subsidiary has any knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(vi) With regard to employment and staff or labor, the Company and the Subsidiaries have complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like, other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(r) The Company confirms that neither it nor any person acting on its behalf has provided Subscriber or its respective agents or counsel with any information that the Company believes constitutes material, non-public information concerning the Company, the Subsidiaries or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that Subscriber will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to Subscriber regarding the Company, the Subsidiaries or their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement and any business plan or investor presentation provided by the Company or any Person acting on the Company's behalf) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 4. Additional Agreements.

4.1 Registration Rights.

(a) Registration. Within 60 days following the final closing of the Offering, the Company shall file a registration statement under the Securities Act, on a form of registration statement the Company is permitted to use for such purposes (such registration statement and any other registration statement filed by the Company pursuant to Section 4.1 of this Subscription Agreement being referred to as the “Registration Statement”), covering resale of not less than all of the Shares included in the Units subscribed to by Subscriber hereunder (the “Registrable Securities”). The Registration Statement shall be prepared in accordance with applicable rules and regulations of the SEC at the time the Registration Statement is filed (“Applicable Rules”). Notwithstanding the foregoing, in the event that Applicable Rules do not permit registration of all of the Registrable Securities and all of the registrable securities of the other Investors in the Offering, the Company shall include each Investor’s (including Subscriber’s) pro-rata portion of registrable securities in the filing. In the event Applicable Rules do not permit the Company to include all Investors’ registrable securities in the Registration Statement to the extent required by this Agreement, the Company shall file such amendments to the Registration Statement, and/or such other and further registration statements, as and when permitted by Applicable Rules, such that all of the Registrable Securities are covered by an effective registration statement. The registration right provided in this paragraph shall not apply to the extent of Registrable Securities that may be sold pursuant to Rule 144, without regard to volume limitations.

(b) In connection with the Registration Statement, the Company will:

(i) prepare and file the Registration Statement with the Commission and use its commercially reasonable best efforts to cause such registration statement to become effective as soon as practicable and remain effective for the period required hereby, and notify Subscriber, on or before expiration of the second business day after the Company receives notice, that the registration statement has been declared effective;

(ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such registration statement has been effective for the period required hereby;

(iii) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

(iv) notify Subscriber of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities.

(c) In connection with the Registration Statement, Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company’s obligation to register Subscriber’s Registrable Securities is subject to Subscriber providing the Company with such information as it may reasonably request therefore.

(d) All expenses incurred by the Company in complying with its obligation to file the Registration Statement, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the Registration Statement and Subscriber shall be responsible for Selling Expenses attributable to the sale of its Registrable Securities.

(e)(i) In the event of a registration of any Registrable Securities, the Company will, to the extent permitted by law, indemnify and hold harmless Subscriber, each officer of Subscriber, each director of Subscriber, and each other person, if any, who controls Subscriber within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Subscriber may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Subscriber’s Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the other provisions hereof reimburse Subscriber for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to Subscriber (i) to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (A) Subscriber failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by Subscriber to the person asserting the claim from which such damages arise, and (B) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Subscriber in the Offering in writing specifically for use in such registration statement or prospectus.

(ii) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, Subscriber will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, liability or action, provided, however, that Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, damage or liability arises out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Subscriber, furnished in writing to the Company by Subscriber specifically for use in such registration statement or prospectus.

(iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall only relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(f) In the event the Company fails to file the Registration Statement within the period specified in Section 4.1(a) above, or once filed, in the event the Company fails to diligently pursue registration of Subscriber’s Registrable Securities, all to the extent required hereby, then the Company shall pay to Subscriber liquidated damages in an amount equal to 1% of the amount of Subscriber’s investment in the Units, for each full month in which such Registration Statement is not filed or diligently pursued; provided that the amount of liquidated damages payable under this Section 4(f) shall in no event exceed 10% of the amount of Subscriber’s investment.

4.2 Performance Escrow. At the final closing of the Offering, the Placement Agent and certain affiliates of the Company will enter into the Performance Escrow Agreement, substantially on the terms and conditions set forth in the form of Performance Escrow Agreement attached as an exhibit to the Term Sheet. Subscriber understands that the disbursement of shares under the Performance Escrow Agreement will be made in accordance with the written instructions of the Placement Agent and Subscriber will have no control over the disbursement of such shares. Subscriber hereby indemnifies and holds harmless the Placement Agent and the Escrow Agent from and against any and all claims, suits, proceedings and damages arising by reason of the transactions contemplated by the Performance Escrow Agreement, except as against a person who is found by a court of competent jurisdiction to have acted with gross negligence or willful misconduct.

4.3 Participation Right. For a period of one year following the effective date of the Registration Statement, Subscriber is hereby granted the right to participate in each future capital-raising transaction commenced by the Company prior to the expiration of such one-year period (on the same terms and conditions as are offered to third party participants in such transaction), to the extent of the dollar amount of Subscriber’s investment in the Offering. The Company shall provide Subscriber with not less than ten days’ prior written notice of Subscriber’s right to participate in a capital-raising transaction covered by this provision, and Subscriber shall have ten days from its receipt or deemed receipt of such notice to notify the Company, in writing, whether it desires to participate. In the event Subscriber fails to respond to the Company’s notice within such ten day period, Subscriber shall be deemed not to have exercised its participation right. In the event Subscriber provides timely written notice to the Company of its election to participate in a capital-raising transaction covered by this provision, Subscriber shall tender its payment and any required documentation to the Company within five days following Subscriber’s written notice of participation to the Company. In the event Subscriber fails to make such payment on a timely basis or provide such documents, Subscriber’s right of participation shall terminate and shall thereafter be of no further force or effect.

4.4 Public Relations Firm. Within 45 days following the final closing of the Offering, the Company agrees to engage a reputable public relations firm to provide the Company with investor relations services. To the extent described in the Term Sheet and the Bank Escrow Agreement the form of which is attached as an exhibit to the Term Sheet, the Company has agreed to deposit $250,000 from the proceeds of the Offering into escrow until such time as the Company has engaged a reputable public relations firm. The undersigned understands that under the Bank Escrow Agreement, the funds will be disbursed in accordance with the joint written instructions of the Company and the Placement Agent and Subscriber will have no control over the disbursement of such funds. Subscriber hereby indemnifies and holds harmless the Company, the Placement Agent and the Escrow Agent from and against any and all claims, suits, proceedings and damages arising by reason of the transactions contemplated by the Bank Escrow Agreement, except as against a person who is found by a court of competent jurisdiction to have acted with gross negligence or willful misconduct.

4.5 Lock-Up Agreements. Each of the Company’s executive officers and each of its directors has entered into an agreement with the Placement Agent, the form of which is attached as an exhibit to the Term Sheet, under which each such executive officer and director has agreed, without the prior written consent of the Placement Agent, not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell stock short, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or enter into any swap or other arrangement that transfers any economic consequences of ownership of Common Stock, commencing on the date of the Term Sheet and, subject to the occurrence of a closing of the Offering, continuing for a period of one year following the effective date of the Registration Statement.

4.6 Independent Board of Directors. The Company agrees that within 120 days following the final closing of the Offering, it will establish a board of directors a majority of whose members are “independent” within the meaning of Rule 4200(a)(15) of the Nasdaq Marketplace Rules. To the extent described in the Term Sheet and the Bank Escrow Agreement the form of which is attached as an exhibit to the Term Sheet, the Company has agreed to deposit $650,000 from the proceeds of the Offering into escrow until such time as the Company has satisfied this requirement to the satisfaction of the Company and the Placement Agent. The undersigned understands that under the Bank Escrow Agreement, the funds will be disbursed to the Company in accordance with the joint written instructions of the Company and the Placement Agent and Subscriber will have no control over the disbursement of such funds. Subscriber hereby indemnifies and holds harmless the Company, the Placement Agent and the Escrow Agent from and against any and all claims, suits, proceedings and damages arising by reason of the transactions contemplated by the Bank Escrow Agreement, except as against a person who is found by a court of competent jurisdiction to have acted with gross negligence or willful misconduct.

4.7 Unlegended Shares. Certificates evidencing Shares shall not contain any legend: (i) following a sale or transfer of such Shares pursuant to an effective registration statement (including a Registration Statement), or (ii) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale without volume limitations pursuant to Rule 144. If Subscriber sells or transfers Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement the Company or the Company’s transfer agent shall deliver or cause to be delivered to such Subscriber a certificate representing such Shares that is free from all restrictive or other legends by the third trading day following the date of such transfer or sale.

4.8 Furnishing of Information. As long as Subscriber owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for Subscriber to sell the Shares under Rule 144. The Company further covenants that it will take such further action as Subscriber may reasonably request, all to the extent required from time to time to enable Subscriber to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.9 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares in the Offering, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

4.10 Subsequent Registrations. Prior to the effective date of the Registration Statement, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

4.11 Indemnification of Subscriber. In addition to the indemnity provided herein, the Company will indemnify and hold Subscriber and its directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section shall be the same as those set forth above.

4.12 Use of Proceeds. The Company will use the net proceeds from the sale of the Shares hereunder substantially as set forth in the Term Sheet.

4.13 Accounting Advisor. The Company agrees that within 90 days following the final closing of the Offering, it will engage a consultant familiar with generally accepted accounting principles in the United States and rules and regulations of the Securities and Exchange Commission,, to monitor the Company’s financial reporting and address and assist the Company in the presentation of financial reports and delivery of financial and related information. To the extent described in the Term Sheet and the Bank Escrow Agreement the form of which is attached as an exhibit to the Term Sheet, the Company has agreed to deposit $100,000 from the proceeds of the Offering into escrow until such time as the Company has satisfied this requirement to the satisfaction of the Company and the Placement Agent. The undersigned understands that under the Bank Escrow Agreement, the funds will be disbursed to the Company in accordance with the joint written instructions of the Company and the Placement Agent and Subscriber will have no control over the disbursement of such funds. Subscriber hereby indemnifies and holds harmless the Company, the Placement Agent and the Escrow Agent from and against any and all claims, suits, proceedings and damages arising by reason of the transactions contemplated by the Bank Escrow Agreement, except as against a person who is found by a court of competent jurisdiction to have acted with gross negligence or willful misconduct.

Section 5. Miscellaneous.

5.1 Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) internationally recognized express delivery service, to the Company at No. 1 Huaihe West Road. E-T-D Zone, Dalian, China 116600, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

5.2 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the Company and Subscriber hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof, and (b) all legal proceedings concerning the interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of Florida or the courts of the United States of America, in each case located in the County of Broward, and appellate courts from any thereof (the “Courts”), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Subscription Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

5.4 This Subscription Agreement may be executed in counterparts, and may be executed by facsimile or electronic signature with the same force and effect as if executed by original signature. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided.

5.5 If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

5.6 No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.8  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. If Subscriber is a corporation, limited liability company, partnership, trust or two or more individuals purchasing jointly, Subscriber shall follow the specific instructions for the Certificate of Corporate, Limited Liability Company, Partnership, Trust and Joint Purchases at Page hereof.

5.9. Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby. In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature		Signature (If Units Purchased Jointly)

Name		Name
	Please Print		Please Print

Address		Address

Telephone #		Telephone #

Fax #		Fax #

Email:		Email:

Social Security #		Social Security #

Date:		Date:

Number of Units Subscribed For:

Purchase Price:	(at $60,000 per unit)

Form of joint ownership of Units (if applicable):   ☐ JTTEN     ☐ JTWROS      ☐ JTTIC

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:

Name:

Title:

Date:

SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability company or trust

By:	Federal Tax ID Number

Name:

Title:	State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Units Subscribed For:

Purchase Price:	(at $60,000 per unit)

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:

Name:

Title:

Date:

SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1. Certificate. Subscriber must date and sign the Certificate below, and, if requested by the Company, Subscriber may also be required to provide a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement, as applicable.

2. Subscription Agreement.

(a) Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

(b) Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

(c) Limited Liability Companies. An authorized member or manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company. The member or manager should print the name of the limited liability company above his signature, and print his name and the word “member” or “manager” below his signature.

(d) Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

(e) Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,
LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1. Subscriber has been duly formed is validly and existing and has full power and authority to purchase the Units and make an investment in China Industrial Waste Management, Inc.

2. The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
Name of corporation, partnership, limited liabilitycompany, trust or joint purchases (please print)

Signature and title of authorized officer, partner, member, manager, trustee, or joint purchaser

ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

_______________________

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is being sent to each prospective participant that has indicated an interest in purchasing Units of China Industrial Waste Management, Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its Units (“Subscriber”) will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, as amended, the National Securities Markets Improvement Act of 1966, similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the “Securities Laws”), since the Units will not be registered. Each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser’s Subscription Agreement to purchase Units will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for Units and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER:

Social Security Number or Tax I.D. No.:

PART B. INVESTOR INFORMATION

1.	If the prospective Participant is an individual:

(a)	Do you have an individual net worth, or joint net worth with your spouse (including home, automobiles and furnishings) in excess of $1,000,000?

Yes ☐ No ☐

(b)	(i) Did you have individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 for each of those years?

Yes ☐ No ☐

(ii) Do you anticipate for this tax year having individual income in excess of $200,000, or joint income with your spouse in excess of $300,000?

Yes ☐ No ☐

2.	If the prospective Participant is a corporation, partnership, limited liability company, trust or other entity:

(a)	Is the entity an accredited investor within the meaning of Regulation D of the Securities Act?

Yes ☐ No ☐

(b)	Does the entity, by reason of its own, or of its management’s business or financial experience, have the capacity to protect its own interests in connection with an investment in the Units?

Yes ☐ No ☐

(c)
Does the entity have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Units?

Yes ☐ No ☐

3.
Have you purchased the Units for investment purposes and not with a view toward resale or distribution, and will, prior to any sale or attempted sale of any of the Units, comply with all requirements of the state and federal securities acts?

Yes ☐ No ☐

4.
Do you understand that Units cannot be readily sold because there will be no public market for them, that the Units are not suitable for any investor unless he or she has available personal liquid assets to provide for financial contingencies and that a condition to any sale would be the registration of such interests or the availability of an exception to such registration requirements?

Yes ☐ No ☐

5.	Is your principal investment objective to secure an economic profit, determined without regard to any tax benefits which you may receive?

Yes ☐ No ☐

6.	Do you understand that the Units encompass substantial risks?

Yes ☐ No ☐

7.	Do you acknowledge that no independent due diligence has been undertaken except for that performed by yourself and your purchaser representative, if applicable?

Yes ☐ No ☐

8.
Do you understand that no attorney-client relationship has arisen in connection with this offering between any prospective Subscriber and counsel to the Company or between any prospective Subscriber and counsel to any other Investor?

Yes ☐ No ☐

9.	(a) Do you plan to use a “Purchaser Representative” to assist you in analyzing this investment?

Yes ☐ No ☐

If “Yes”, please provide Purchaser Representative’s name and address:

b)  If “No”, do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment?

Yes ☐ No ☐

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:
Subscriber’s Signature

Subscriber’s Signature

REPRESENTATIONS AND CERTIFICATE FOR NON “US PERSONS”

Each prospective participant that has indicated an interest in purchasing Units of China Industrial Waste Management, Inc. (the “Company”) and who is a non “U.S. Persons” as that term is defined in Rule 902 of Regulation S of the Securities Act, must execute the following Certificate.

The undersigned Subscriber hereby Certifies as follows:

(1)	Subscriber is not a U.S. person. As used herein, "U.S. person" means:

(a)	Any natural person resident in the United States;
(b)	Any partnership or corporation organized or incorporated under the laws of the United States;
(c)	Any estate of which any executor or administrator is a U.S. person;
(d)	Any trust of which any trustee is a U.S. person;
(e)	Any agency or branch of a foreign entity located in the United States;
(f)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(g)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(h)
Any partnership or corporation if (I) organized or incorporated under the laws of any foreign jurisdiction; and (II) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

However, the following are not "U.S. persons":

(i)
Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii)
Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and the estate is governed by foreign law;

(iii)
Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(iv)	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
(v)
Any agency or branch of a U.S. person located outside the United States if the agency or branch operates for valid business reasons, and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi)
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(2) At the time Subscriber executed and delivered this Agreement, Subscriber was outside the United States and Subscriber’s permanent residence is outside of the United States as of the date of the execution and delivery of this Agreement.

(3) Subscriber is acquiring the Units for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States.

(4) Subscriber represents and warrants and hereby agrees that all offers and sales of the Units prior to the expiration of the restricted period shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from registration, and all offers and sales after the restricted period shall be made only pursuant to such a registration or to such exemption from registration.

(5) The Units have not been registered under the Securities Act and may not be offered or sold in the United States or to or for the account or benefit of a U.S. person (other than distributors as defined in Regulation S) during the restricted period unless the Units are registered under the Securities Act or an exemption from the registration requirements is available. The certificate(s) evidencing the shares of Common Stock will contain a legend to such effect.

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:	Subscriber’s Signature